SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 19, 2004

                               TMSF HOLDINGS, Inc.

             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



              0-28325                                87-0642252
      -----------------------           ------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)


             727 West Seventh Street Suite 850 Los Angeles, CA 90017 (Address of Principal Executive Offices, Including Zip Code)


                                 (213) 234-2400
              (Registrant's Telephone Number, Including Area Code)

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                                TABLE OF CONTENTS
                                -----------------

  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

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Item 2.02. Results of Operations and Financial Condition.


On November, 19 2004, The Mortgage Store Financial, Inc. issued a press release announcing its preliminary results of operations and financial condition for the nine months ended September 30, 2004. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.


On November, 22 2004, The Mortgage Store Financial, Inc. issued a corrected press release announcing its preliminary results of operations and financial condition for the nine months ended September 30, 2004. A copy of the press release is attached as exhibit 99.2 and incorporated herein by reference.


On November, 22 2004, The Mortgage Store Financial, Inc. issued a press release announcing its results of operations and financial condition for the nine months ended September 30, 2004. A copy of the press release is attached as exhibit
99.3 and incorporated herein by reference.




The information in this Current Report and the exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


Item 9.01. Financial Statements and Exhibits.


(c)  Exhibits


The following exhibit is furnished as part of this report:

99.1       Press Release dated November 19, 2004.
99.2       Press Release dated November 22, 2004.
99.3       Press Release dated November 22, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: November 22, 2004                    The Mortgage Store Financial, Inc.

                                           By: /s/ Masoud Najand
                                               ---------------------------------
                                               Name:   Masoud Najand
                                               Title:  Chief Financial Officer



Exhibit Index


Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press Release dated November 19, 2004.
99.2           Press Release dated November 22, 2004.
99.3           Press Release dated November 22, 2004.